Slade's Ferry Bancorp

                                  Notice Of

                       Annual Meeting of Stockholders

                                     And

                               Proxy Statement




                                    Date:
                           Monday, April 13, 1998

                                    Time:
                                  7:30 P.M.

                                   Place:
                          Venus de Milo Restaurant
                            75 Grand Army Highway
                              Swansea, MA 02777

---------------------------------------------------------------------------

                         YOUR VOTE IS VERY IMPORTANT

You are urged to exercise your right by indicating your choices on the enclosed proxy card. Please date, sign, and promptly return your proxy card in the enclosed postage-paid envelope. You may, nevertheless, vote in person if you attend the meeting.

---------------------------------------------------------------------------



                                                             March 10, 1998


Dear Stockholder,

      You are cordially invited to attend the Annual Meeting of the Stockholders of Slade's Ferry Bancorp to be held on Monday, April 13, 1998 at 7:30 p.m. at the Venus de Milo Restaurant, 75 Grand Army Highway, Swansea, Massachusetts, 02777.

      At the Annual Meeting we will review the activities of the past year and you will be asked to vote upon (1) the election of a Clerk/Secretary of the Corporation, and (2) the election of five Class Three Directors of the Corporation to serve for a three-year term.

      It is very important that your shares be represented, whether or not you are able to attend. You are urged to read the enclosed Proxy Statement and the accompanying materials. Please sign and return the enclosed proxy in the postage-paid envelope provided at your earliest convenience regardless of the number of shares you own. If you attend the Annual Meeting and wish to vote in person, you may withdraw the Proxy upon oral request.

      Your Board of Directors recommends that you vote FOR the election of Peter G. Collias as Clerk/Secretary, and FOR the election of James D. Carey, William Q. MacLean Jr., Francis A. Macomber, Majed Mouded, MD, and David F. Westgate as Class Three Directors for a term of three years.

      Your Board of Directors has fixed the close of business on February 28, 1998 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Meeting and any adjournments thereof.

      We look forward to seeing as many stockholders as possible at this meeting.

                                       Sincerely,

                                       /s/ Donald T. Corrigan
                                       Donald T. Corrigan
                                       Chairman of the Board



              Slade's Ferry Bancorp, 100 Slade's Ferry Avenue,
        Somerset, Massachusetts 02726 (508)675-2121 FAX (508)675-1751


                            SLADE'S FERRY BANCORP
                          100 Slade's Ferry Avenue
                        Somerset, Massachusetts 02726
                                (508)675-2121

                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


To the Holders of Common Stock of Slade's Ferry Bancorp

      NOTICE IS HEREBY GIVEN that the 1998 Annual Meeting of Stockholders of the Slade's Ferry Bancorp will be held at Venus de Milo Restaurant, 75 Grand Army Highway, Swansea, Massachusetts, on Monday, April 13, 1998 at 7:30 p.m. local time (the "Meeting") for the following purposes, all as set forth in the attached Proxy Statement.

      1. To elect a Clerk/Secretary of the Corporation to hold office until the next annual meeting of stockholders or special meeting of stockholders in lieu thereof, and until his or her successor is elected and qualified.

      2. To elect five Class Three Directors, each to hold office until the 2001 annual meeting of stockholders of Slade's Ferry Bancorp or special meeting of stockholders in lieu thereof, and until his or her successor is elected and qualified.

      3. To consider and act with discretionary authority upon such business, matters or proposals as may properly come before the Meeting and any adjournments thereof.

      Your Board of Directors has fixed the close of business on February 28, 1998 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Meeting and any adjournments thereof.

      Your attention is called to the accompanying Proxy Statement.

                                       By Order of the Board of Directors,

                                       /s/ Peter G. Collias
                                       Peter G. Collias, Clerk/Secretary


Somerset, Massachusetts
March 10, 1998

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD. PLEASE FILL IN, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES. IT IS IMPORTANT THAT PROXIES BE MAILED PROMPTLY. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW ANY PROXY GIVEN BY YOU AND VOTE YOUR SHARES IN PERSON.


                            SLADE'S FERRY BANCORP
                          100 Slade's Ferry Avenue
                        Somerset, Massachusetts 02726
                                (508)675-2121

                               PROXY STATEMENT
                                   FOR THE
                       ANNUAL MEETING OF STOCKHOLDERS
                               April 13, 1998

      Accompanying this Proxy Statement is a Notice of the Annual Meeting of Stockholders of Slade's Ferry Bancorp to be held at the Venus de Milo Restaurant, 75 Grand Army Highway, Swansea, Massachusetts, on Monday, April 13, 1998 at 7:30 p.m. local time. Also enclosed is a form of proxy for the Meeting and any adjournment hereof. This Proxy Statement and the enclosed form are furnished in connection with the solicitation of proxies by the Board of Directors of the Corporation and are first being sent to stockholders on or about March 10, 1998. The enclosed proxy is for the use of holders of the Corporation's common stock, $.01 par value per share (the "common stock"), of record at the close of business on February 28, 1998. Shares cannot be voted at the Meeting unless the owner of record is present to vote or is represented by proxy.

      The solicitation of proxies will be by mail except that further solicitation may be made in writing, by person, or by telephone contact with some stockholders after the original mailing. Such further solicitation will be made by regular employees of the corporation who will not be additionally compensated therefor. All the costs incurred in connection with the solicitation of proxies will be paid by the Company.

Date, Time and Place of Annual Meeting

      The Annual Meeting of Stockholders will be held at the Venus de Milo Restaurant, 75 Grand Army Highway, Swansea, Massachusetts, on Monday, April 13, 1998 at 7:30 p.m. local time.

Purpose of the Annual Meeting

      The purpose of the Meeting is: (1) the election of a Clerk/Secretary of the Corporation, (2) the election of five Class Three Directors of the Corporation to serve for a three-year term, and (3) to consider and act with discretionary authority upon such other business, matters or proposals as may properly come before the Meeting and any adjournments thereof.

Stockholders Entitled to Vote Outstanding Shares

      The Board of Directors has fixed the close of business on February 28, 1998 as the record date (the "Record Date") for the determination of stockholders entitled to receive notice of, and to vote at, the Meeting or any adjournments thereof. Ordinarily, only holders of record of the Corporation's common stock at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting or any adjournments thereof. However, the legal representative of a deceased stockholder is entitled to vote the shares owned of record by such deceased stockholder.

      At the close of business on the Record Date, there were 3,407,073.218 shares of the Corporation's common stock issued and outstanding. Each stockholder is entitled to one vote for each share owned and a proportionate vote for a fractional share. As of such date, there were approximately 1,401 holders of record of the Corporation's common stock.

                          PROPOSALS OF STOCKHOLDERS

      Any proposals of stockholders intended to be presented at the next annual meeting of stockholders must be received by the Corporation at its principal executive offices not later than November 10, 1998 for inclusion in the Corporation's proxy statement and form of proxy relating to that meeting. Any stockholder submitting such a proposal must be the record or beneficial owner of at least $1,000 in market value of Slade's Ferry stock, have held such stock for at least one year and continue to own such stock through the date on which the stockholders' meeting is held. A stockholder may submit no more than one proposal and an accompanying statement of not more than 500 words for inclusion in the Corporation's proxy materials. The Corporation assumes no responsibility for such a proposal or the accompanying statement and may include an opposition statement in the proxy statement if it so chooses. The Corporation may omit proposals and any supportive statement under certain circumstances set forth in SEC Rule 14a-8.

                              VOTING PROCEDURE

      If you sign, date and return the enclosed proxy in time for the Meeting, your shares will be voted (unless you otherwise instruct) on all matters that may properly come before it. The proxy contains spaces in which you may insert instructions as to how your shares are to be voted with regard to each of the proposals. Your shares will be voted in accordance with your instructions. If no instructions are specified, your shares will be voted FOR the election as Directors of the nominees named herein, and FOR the election as Clerk/Secretary of the nominee named herein.

      Your proxy may be revoked at any time before it is exercised. Any stockholder attending the Meeting may vote in person even though he/she may have previously filed a proxy. Your proxy may be revoked by written notice to the Corporation prior to the Meeting or at the Meeting in person prior to a vote.

      The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of common stock of the Corporation is necessary to constitute a quorum for the transaction of business at the Meeting. A quorum being present, the affirmative vote of a majority of the shares present and voting, in person or by proxy, is necessary to approve the election of the class of Directors to be elected, and the election of a Clerk/Secretary of the Corporation. Abstentions are treated as negative votes for purposes of determining whether a majority vote has been received. Broker nonvotes are not considered to be represented by proxy and are not taken into account.

      As of February 28, 1998, the Directors and Executive Officers of the Corporation beneficially owned in the aggregate 19.14% of the issued and outstanding shares of the Corporation's common stock which may be voted at the Meeting.

                                PROPOSAL ONE
                         ELECTION OF CLERK/SECRETARY

      Under Massachusetts law, the Clerk of the Corporation is to be elected by the stockholders at an annual meeting or special meeting duly called for that purpose. At the Meeting, the stockholders of the Corporation are being asked to elect Attorney Peter G. Collias, the nominee proposed by the Board of Directors, as Clerk/Secretary of the Corporation to serve until the next annual meeting of stockholders, or special meeting in lieu thereof, and until his successor is elected and qualified.

      Mr. Collias is the principal in the law office of Peter G. Collias and has been Clerk/Secretary of the Corporation since its inception and of Slade's Ferry Bank since 1973.

      The Board of Directors of the Corporation recommends that the stockholders vote FOR the election of Attorney Peter G. Collias as Clerk/Secretary of the Corporation.

                                PROPOSAL TWO
                      ELECTION OF CLASS THREE DIRECTORS

      The Bylaws of the Corporation provide that the Board of Directors must consist of at least seven but not more than twenty-five members. All of the Directors must own a certain minimum value of the Corporation's stock. The Corporation's Directors are divided into three approximately equal classes which serve staggered three-year terms such that only one class (approximately one-third of the Directors) is elected each year.

      At a Board of Directors meeting held on October 14, 1997, the Board voted to enlarge the Board to seventeen directors and the following individuals were elected to serve as directors of the Corporation and the Bank and were assigned to the specific class of directors indicated: (i) Class One:
Lawrence J. Oliveira, (ii) Class Two: Melvyn A. Holland and Shaun O'Hearn Sr.,
(iii) Class Three: William Q. MacLean Jr. and David F. Westgate. Following the resignations of Edward S. Machado and Bernard T. Shuman as directors, the Board voted on February 9, 1998 to fix the number of directors at fifteen
(15).

      At the Meeting, stockholders of the Corporation are being asked to elect five Class Three Directors of the Corporation to serve until the 2001 annual meeting of stockholders and until their successors are elected or qualified.

      The names of the nominees for Class Three Directors and certain information concerning them are set forth below. All of the nominees are currently Directors of the Corporation and each has consented to serve if elected. If any nominee shall become unavailable for any reason, the shares represented by the enclosed Proxy will be voted in favor of such other person as the Board of Directors of the Corporation may at the time recommend. The table lists the name of each nominee, his age, period of service as a director of the Corporation (and Slade's Ferry Bank), positions with the Corporation (and Slade's Ferry Bank), principal occupation and other directorships held.

                            Positions                     Director
                            With Bancorp                  of Bancorp
Name                        and Bank                      and Bank Since      Occupation
----------------------------------------------------------------------------------------

James D. Carey              Executive Vice President      5/09/88
457 Fairway Drive           Bancorp
Somerset, MA 02726          President and CEO Bank
Age 55

William Q. MacLean Jr.      Director                      10/14/97            Vice President - Cornish
349 Dana Farm                                                                 & Company, Inc. Insurance
Fairhaven, MA 02719                                                           New Bedford, MA
Age 63

Francis A. Macomber         Director                      10/28/80            President/Treasurer
27 Cypress Road                                                               Director Lecomtes Dairy
Somerset, MA 02726                                                            Somerset, MA
Age 68

Majed Mouded, MD            Director                      1/11/93             Physician
111 Pontiac Road                                                              Fall River, MA
Somerset, MA 02726
Age 56

David F. Westgate           Director                      10/14/97            President - Quequechan
47 Water Street                                                               Management Corporation
Mattapoisett, MA 02739                                                        Fall River, MA
Age 57

The Board of Directors of the Corporation recommends that the stockholders vote FOR the election of the five nominees as Directors of the Corporation.

      The other current members of the Board of Directors, together with their class and the year in which their term expires, who are not up for re-election at this meeting, are as follows:

      1999 - CLASS ONE

Donald T. Corrigan      Lawrence J. Oliveira DDS      Peter Paskowski         Kenneth R. Rezendes      Charles Veloza
95 Captains Way         20 Holly Lane                 113 Cusick Lane         Sammy's Lane             100 Plymouth Blvd
Somerset, MA 02726      Mattapoisett, MA 02739        Somerset, MA 02726      Assonet, MA 02702        Westport, MA 02790

      2000 - CLASS TWO

Thomas B. Almy          Peter G. Collias              Melvyn A. Holland       Shaun O'Hearn Sr.        William J. Sullivan
958 Regan Road          254 French Street             16 Hidden Bay Drive     381 Cedar Avenue         308 New Boston Road
Somerset, MA 02726      Fall River, MA 02720          So Dartmouth, MA 02748  Swansea, MA 02777        Fall River, MA 02720

                      DIRECTORS AND EXECUTIVE OFFICERS

      The Corporation, as the holding company for Slade's Ferry Bank, has the same board of directors as the Bank and its executive officers are some of the same executive officers employed by the Bank. The following table sets forth certain information about the directors and executive officers of the Corporation and the Bank.

                                                  Bank and
                                     Director     Corporation
                                     of Bank      Term           Position or Office with
Name                      Age        Since        Expires        the Bank and the Corporation
---------------------------------------------------------------------------------------------

Thomas B. Almy            63         1964         2000

James D. Carey            55         1988         1998           President and Chief Executive
                                                                 Officer of the Bank; Executive
                                                                 Vice President of the Corporation

Peter G. Collias          66         1973         2000           Secretary and Clerk of Bank
                                                                 and the Corporation

Donald T. Corrigan        67         1959         1999           Retired; Chairman of the Board
                                                                 of the Bank and of the Corporation

Melvyn A. Holland         60         10/14/97     2000

William Q. MacLean Jr.    63         10/14/97     1998

Francis A. Macomber       68         1980         1998

Majed Mouded, MD          56         1993         1998

Shaun O'Hearn Sr.         52         10/14/97     2000

Lawrence J. Oliveira, DDS 53         10/14/97     1999

Peter Paskowski           74         1971         1999           Retired; former President
                                                                 and Executive Vice President
                                                                 of Bank

Kenneth R. Rezendes       64         1978         1999           President and Chief Executive
                                                                 Officer of the Corporation

William J. Sullivan       58         1985         2000

Charles Veloza            72         1979         1999

David F. Westgate         57         10/14/97     1998

Ralph S. Borges           62         ----         ----           Senior Vice President;
                                                                 Treasurer of Bank;
                                                                 Treasurer of the Corporation

Susan R. Hajder           50         ----         ----           Senior Vice President;
                                                                 Operations Officer of Bank

Charlene J. Jarest        47         ----         ----           Vice President / Corporate
                                                                 Services of the Bank

Carol A. Martin           52         ----         ----           Senior Vice President; Branch
                                                                 Administration of the Bank

Manuel J. Tavares         50         ----         ----           Senior Vice President;
                                                                 Senior Lending Officer of Bank

      The following is a description of the business experience during the last 5 years of the Directors and Executive Officers:

Thomas B. Almy: Architect with I. T. Almy Associates of Somerset, Massachusetts since 1963.

James D. Carey: President and Chief Operating Officer of the Bank since 07/01/88 and Chief Executive Officer of the Bank since 01/01/96; Treasurer of the Corporation since its inception to March 12, 1996, and Executive Vice President of the Corporation since March 12, 1996. Mr. Carey was Executive Vice President of the Bank from 05/01/88 to 06/30/88 and Senior Vice President and Chief Financial Officer of First Cheshire National Bank of Keene, New Hampshire from 09/1986 to 05/1988.

Peter G. Collias: Attorney with law firm of Peter G. Collias since 1992; attorney with law firm of McGuire, Collias and Horvitz, Inc. of Fall River, Massachusetts since prior to 1987.

Donald T. Corrigan: Chairman of the Board of Directors of the Bank since 1984 and of the Corporation since March 12, 1996; Chief Executive Officer of the Bank from 1969 to his retirement December 31, 1995; President of the Corporation from its inception in 1989 until March 12, 1996, and President of the Bank from 1969 to 1984. Retired Rear Admiral U.S. Navy Reserve; Incorporator U.S.S. Massachusetts Memorial; Associate Charlton Memorial Hospital; member of Board of Directors of St. Anne's Hospital of Fall River; and Economic Development Committee of the Town of Somerset.

Melvyn A. Holland: Managing Partner at Rosenfield, Holland & Raymon PC, Certified Public Accountants of New Bedford, Massachusetts, since prior to 1992.

William Q. MacLean Jr.: Vice President of Cornish & Company, Inc. Insurance in New Bedford, Massachusetts since prior to 1992. President/Founder of MacLean Consulting, Inc., a general business consulting company in Boston, Massachusetts. Director of the National Bank of Fairhaven and Fairbank, Inc. from 1984 to 1993.

Francis A. Macomber: President, Treasurer and a Director of LeComte's Dairy of Somerset, Massachusetts since prior to 1987.

Majed Mouded, MD: Physician and endocrinologist, Chief of Medicine at St. Anne's Hospital in Fall River, Massachusetts from 1995-1996, on active staff since prior to 1991.

Shaun O'Hearn Sr.: President of Bolger & O'Hearn, Inc., a color and chemicals company in Fall River, Massachusetts, since prior to 1992.

Lawrence J. Oliveira, DDS: Orthodontist from New Bedford and Mattapoisett, Massachusetts since prior to 1992. Incorporator, Trustee and Director respectively of the former New Bedford Institution for Savings from 1975 to 1993, serving as Director from 1983 to 1993.

Peter Paskowski: President of the Bank from 01/01/88 until his retirement on 06/30/88 and Executive Vice President of the Bank from 1984 to 1987.

Kenneth R. Rezendes: Chairman of K. R. Rezendes, Inc., a heavy construction firm, since 1967. President of K. R. Rezendes, Inc. from 1965 to 1997. Also President of K. R. Management Corp. President and Chief Executive Officer of the Corporation since March 12, 1996.

William J. Sullivan: President and Director of Sullivan Funeral Homes, Inc. of Fall River and Somerset, Massachusetts since 1962.

Charles Veloza: President and Director of Charlie's Oil Co., a heating and fuel oil distribution business of Fall River, Massachusetts since 1962.

David F. Westgate: President of Quequechan Management Corp., a management consulting firm in Fall River, Massachusetts since prior to 1992. Senior Vice President/Senior Lending Officer of the former Bank of New England South from 1978 to 1990.

Ralph S. Borges: Senior Vice President since 1991, Treasurer of the Bank since 1987, and Treasurer of the Corporation since March 12, 1996. Employed by Bank since 1969.

Susan R. Hajder: Senior Vice President of the Bank since 1990 and Operations Officer of the Bank since 1986. Employed by Bank since 1973.

Charlene J. Jarest: Vice President/Corporate Services of the Bank since 1993. Employed by the Bank since 1991.

Carol A. Martin: Senior Vice President of the Bank since 1996 and Branch Administrator of the Bank since 1989. Employed by the Bank since 1963.

Manuel J. Tavares: Senior Vice President and Senior Loan Officer of the Bank since 1989. Employed by Bank since 1987.

       SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth the information concerning beneficial ownership of the Corporation's common stock by each director and nominee of the Corporation and the Chief Executive Officer and by the executive officers and directors as a group as of December 31, 1997. Beneficial ownership includes any shares that the individual has the right to acquire within 60 days of February 28, 1998 through the exercise of an option.

Name and Address                           Amount and Nature of          Percent
of Beneficial Owner                        Beneficial Ownership          of Class
---------------------------------------------------------------------------------

Directors and Nominees:

Thomas B. Almy                              53,508.824* (1)              1.64
958 Regan Road
Somerset, MA 02726

James D. Carey                              22,496.109* (2)               .69
457 Fairway Drive
Somerset, MA 02726

Peter G. Collias                            13,044.119* (3)               .40
254 French Street
Fall River, MA 02720

Donald T. Corrigan                          52,615.155* (4)              1.61
95 Captain's Way
Somerset, MA 02726

Melvyn A. Holland                              200.000                    .01
16 Hidden Bay Drive
So. Dartmouth, MA 02748

Edward S. Machado (Honorary Director)       23,277.776* (5)               .71
125 Perron Avenue
Somerset, MA 02726

William Q. MacLean Jr.                      14,310.662                    .44
349 Dana Farm
Fairhaven, MA 02719

Francis A. Macomber                        111,077.403* (6)              3.41
27 Cypress Road
Somerset, MA 02726

Majed Mouded MD                             54,722.000* (7)              1.68
111 Pontiac Road
Somerset, MA 02726

Shaun O'Hearn Sr.                            3,388.047  (8)               .10
381 Cedar Avenue
Swansea, MA 02777

Lawrence J. Oliveira, DDS                    6,730.460  (9)               .21
20 Holly Lane
Mattapoisett, MA 02739

Peter Paskowski                             23,000.000*(10)               .71
113 Cusick Lane
Somerset, MA 02726

Kenneth R. Rezendes                        109,941.678*(11)              3.37
Sammy's Lane
Assonet, MA 02702

Bernard T. Shuman (Honorary Director)        2,219.120*                   .07
911 Langley Street
Fall River, MA 02720

William J. Sullivan                         30,158.478*(12)               .92
308 New Boston Road
Fall River, MA 02720

Charles Veloza                             101,668.000*                  3.12
100 Plymouth Blvd.
Westport, MA 02790

David F. Westgate                              147.456                    .00
47 Water Street
Mattapoisett, MA 02739

NOTES:
<F1>  Includes 45,301.975 shares held jointly with Mr. Almy's wife.
<F2>  Includes 6,201.525 shares held jointly with Mr. Carey's wife, 6,313.196 shares held jointly with children, 2,203.069 shares held jointly with another, 2,408.234 shares as custodian for other family members, and 904.279 shares as custodian for others.
<F3>  Includes 5,988.870 shares held jointly with Mr. Collias' wife.
<F4>  Includes 472 shares held with another family member, 2,979.219 shares held as custodian for other family members, and 12,054.936 shares held as cotrustee in trust for other family members, 1000 shares held by PaineWebber as custodian, 2,000 shares held in IRA with A. G. Edwards as custodian, and 1,528 shares held through brokers.
<F5>  Includes 19,939 shares held jointly with Mr. Machado's wife, 857.776 shares held by wife as custodian for other family members, and 100 shares held by wife jointly with child.
<F6>  Includes 4,484.841 shares held by a pension trust of LeComte's Dairy,
      63,292.388 shares held by Mr. Macomber's wife, 2,568.554 shares held as custodian for other family members, and 10,754 shares held through broker.
<F7>  Includes 46,499 shares held jointly with Dr. Mouded's wife, and 5,000 shares held by wife jointly with child.
<F8>  Includes 252.674 shares held jointly with Mr. O'Hearn's wife, and 3,035.072 shares held by a pension plan of Bolger & O'Hearn.
<F9>  Includes 6,554.918 shares held by a pension plan of Lawrence J. Oliveira DDS
      P.C.
<F10> Includes 15,000 shares held jointly with Mr. Paskowski's wife.
<F11> Includes 42,904.786 shares held in IRA with F & Co as custodian, and
      19,014.649 shares held by deceased wife in IRA with F & Co. as custodian.
<F12> Includes 14,462.914 shares held jointly with Mr. Sullivan's wife and 467.161 shares held jointly with children.

<F*>  Includes option for 2,000 shares exercisable within 60 days awarded under the Stock Option Plan.

Executive Officers:

James D. Carey                     See Above            See Above

Donald T. Corrigan                 See Above            See Above

Kenneth R. Rezendes                See Above            See Above

All Executive Officers and         622,505.287 shs      19.09%
 Directors as a Group

           SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      The directors and executive officers of the Corporation became subject to the reporting requirements of Section 16 of the Securities Exchange Act of 1934 as a result of the required registration of the Corporation's Common Stock under that Act. Regulations under the Act require that each director and executive officer file initial reports of beneficial holdings of the Corporation's securities, periodic reports of any changes in beneficial holdings and annual reports except where all required transactions have previously been reported. All of the required reports have been filed with the SEC. There was one late filing regarding one transaction for Mr.
Oliveira, and a late filing regarding one transaction for Mr. Rezendes.

       MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

      A regular Board of Directors meeting is held each month and, when necessary, special directors meetings are held. During 1997, the Board of Directors held twelve monthly meetings and one special meeting for a total of thirteen meetings. In addition to membership on the board, members may also serve on one or more Standing Committees or subcommittees. The Standing Committees of the Company consist of the Executive Committee, Audit Committee, and Compensation Committee.

      The Executive Committee met twenty five times, and generally acts on most matters between meetings of the regular board. Its members are Donald T. Corrigan, Chairman; Thomas B. Almy, James D. Carey, Peter Paskowski, Kenneth R. Rezendes, William Q. MacLean Jr., Francis Macomber and William J. Sullivan. In the event of extended absences occurring on the Executive Committee, other director(s) serve as temporary replacement(s).

      The Audit Committee is responsible for matters relating to accounting policies, financial reporting, and internal control. It recommends the selection of independent auditors, reviews the audit plan and results of the independent audit, and reviews the audit function practices and findings of the internal audit department. The Audit Committee held four meetings during the past year. Its members are Peter G. Collias, Chairman; Melvyn A. Holland, Francis A. Macomber, Peter Paskowski and Charles Veloza.

      The Compensation Committee reviews the compensation and benefits of the executives and officers of the Corporation and the Bank, as well as industry trends in this area. The Committee met five times in 1997. Its members are Kenneth R. Rezendes, Chairman; James D. Carey, Donald T. Corrigan, Francis A. Macomber, William J. Sullivan and David F. Westgate. In addition, the members of the Compensation Committee, exclusive of Mr. Carey, also serve on the Stock Option Plan Committee.

      The subcommittees consist of the Community Reinvestment Act (CRA) Committee, Budget Committee, Building Committee, and the Insurance Committee. The Corporation does not have a Nominating Committee.

      The overall attendance at the regular meetings and special meetings was 91%. There were no directors whose attendance was less than 75% of the total number of meetings of the Board of Directors and any committee of which each is a member.

                          COMPENSATION OF DIRECTORS

      Directors are paid $200.00 for each Board of Directors meeting attended. In addition, directors are paid $200.00 for each standing committee meeting attended, plus an annual fee of $200.00 for serving on the committee; except for the chairman of such committee who is paid $400.00 for chairing the committee. Salaried directors or employees of the Corporation or the Bank do not receive any fees for attendance at Board or Committee meetings. The practice of paying directors fees to salaried directors or employees was discontinued January 1, 1996.

      Each non-employee director receives an automatic grant each year of an option for 2,000 shares of the Company's common stock under the Automatic Grant Program of the Company's 1996 Stock Option Plan, (the "Plan"). Options granted under the Automatic Grant Program are subject to the terms and conditions of the Plan and are exercisable immediately at a price per share equal to the market price on the date of grant. Any purchased shares are subject to repurchase by the Company at the exercise price upon the grantee's cessation of board service prior to vesting. The shares vest in three equal annual installments, commencing one year from the date of grant.

                           EXECUTIVE COMPENSATION

      The following table sets forth the dollar value of all compensation paid during the last three fiscal years to the Corporation's and the Bank's highest paid executive officers including the Chief Executive Officer, whose compensation exceeded $100,000:

                         Summary Compensation Table

                                                         Annual                         Long Term
                                                      Compensation                    Compensation
                                              -----------------------------    ----------------------------
                                                                  Directors    Restricted       Securities     All Other
                                              Salary    Bonus     Fees         Stock Awards     Underlying     Compensation
                                    Year      $         $         $            $                Options/Shs    $
---------------------------------------------------------------------------------------------------------------------------

James D. Carey                      1997      160,010    4,353       -0-       -0-              2,000          13,525(1)
President/CEO-Bank                  1996      160,010   15,000       -0-       -0-                -0-          12,689(1)
Exec. Vice President - Bancorp      1995      146,754    8,550    10,840       -0-                -0-          11,179(1)

Donald T. Corrigan                  1997          -0-      -0-    14,085       -0-              2,000          58,746(2)
Chairman of the Board-Bank;         1996          -0-      -0-    10,450       -0-                -0-          57,018(2)
Chairman of the Board-Bancorp       1995      117,832    7,950    10,890       -0-                -0-          54,024(2)

Kenneth R. Rezendes                 1997          -0-      -0-    11,685       -0-              2,000             -0-
President/CEO-Bancorp               1996          -0-      -0-    10,400       -0-                -0-             -0-
                                    1995          -0-      -0-     9,415       -0-                -0-             -0-

<F1>  Includes $11,290, $10,454, and $9,307 accrued in 1997, 1996, and 1995 respectively in connection with the Supplemental Retirement Agreement
      (SERP) entered into with Mr. Carey in 1995, which provides for the payment to Mr. Carey upon his retirement of $2,500 per month for 120 months, and insurance premiums for group life insurance of $2,235, $2,235 and $1,872 for 1997, 1996, and 1995 respectively.
<F2>  Includes $53,137, $51,052, and $47,271 accrued in 1997, 1996, and 1995 respectively in connection with the Supplemental Retirement Agreement
      (SERP) entered into with Mr. Corrigan in 1994, which provides for the payment to Mr. Corrigan of $2,148 per month for 120 months and insurance premiums for group life insurance of $5,609, $5,966, and $6,753 for 1997, 1996, and 1995 respectively.

                          Stock Options Granted in 1997

      The following table illustrates certain information for the Executive Officers named regarding stock option grants made in 1997 under the Company's 1996 Stock Option Plan (the "Plan"). No stock appreciation rights ("SAR's") were granted in 1997 and none are outstanding.

                              Individual Grants

                        Number of            % of Total
                        Securities           Options Granted
                        Underlying           to Employees in    Exercise Price      Expiration
Name                    Options Granted      1997               Per Share ($/sh)    Date
----------------------------------------------------------------------------------------------

James D Carey           2,000(1)             22.22%(1)          $9.34375            4/14/02

Donald T Corrigan       2,000(2)              9.09%(2)          $9.34375            4/14/02

Kenneth R Rezendes      2,000(2)              9.09%(2)          $9.34375            4/14/02

<F1>  Options granted to Mr. Carey are incentive stock options awarded under and subject to the terms and conditions of the Discretionary Grant
      Program of the Plan administered by the Stock Option Plan Committee of the Board of Directors. These options are exercisable immediately at a price per share equal to the market price on the date of grant. Stock that has been purchased by exercise of an option granted under the Discretionary Option Program cannot be sold, exchanged or disposed of by gift for at least two years from the date the option was granted and one year from the date the option was exercised and the stock was transferred to the grantee.
<F2>  Options granted to Directors Corrigan and Rezendes are awarded under and are subject to the terms and conditions of the Automatic Grant
      Program of the Plan which provides that an option for 2,000 shares be granted each plan year to each eligible nonemployee Director of the Corporation. These options are exercisable immediately at a price per share equal to the market price on the date of grant. Any purchased shares are subject to repurchase by the Company at the exercise price upon the grantee's cessation of Board service prior to the vesting of shares. The shares vest in three equal annual installments, commencing one year after the date of grant.

      The following table presents certain information for the named Executive Officers relating to the exercise of stock options during 1997 and, in addition, information relating to the value of unexercised stock options.

             Aggregated Option Exercises in the Last Fiscal Year
                      And Fiscal Year-end Option Values

                                                          Number of Securities
                                                              Underlying                    Value of Unexercised
                                                          Unexercised Options               In-The-Money Options
                                                              at 12/31/97                      at 12/31/97(1)
                       Shares Acquired   Value	      -----------------------------    -----------------------------
                       on Exercise       Realized     Exercisable     Unexercisable    Exercisable     Unexercisable
                       (#)               ($)          (#)             (#)              ($)             ($)
--------------------------------------------------------------------------------------------------------------------

James D Carey          -0-               -0-          2,000           -0-              $14,062.50      -0-

Donald T Corrigan      -0-               -0-          2,000           -0-              $14,062.50      -0-

Kenneth R Rezendes     -0-               -0-          2,000           -0-              $14,062.50      -0-

<F1>  The value of unexercised In-The-Money Options is expressed as the excess of the market value of the common stock at December 31, 1997 at $16.375 per share over the exercise price of each option.

                             HONORARY DIRECTORS

      In addition to the Board of Directors, the Corporation also has Honorary Directors. To serve as an Honorary Director, a person must be a former director. Currently, there are two individuals serving as Honorary Directors. The following table sets forth certain information about each Honorary Director.

                               Period Served       Honorary
                               as Regular          Director
Name                   Age     Director            as of
---------------------------------------------------------------------------------

Edward S. Machado      76      1968-Nov 1997*      Nov 1997      Retired - former
                                                                 President of Bank

Bernard T. Shuman      77      1959-Nov 1997*      Nov 1997      Past President - Treasurer
                                                                 Priscilla Dress Corp.

<F*> Messrs. Machado and Shuman voluntarily resigned as Directors in November
     1997 and were appointed Honorary Directors by the Board of Directors.

                       INDEPENDENT PUBLIC ACCOUNTANTS

      The Board of Directors of the Corporation have selected Shatswell, MacLeod and Company to continue as their independent certified public accountants for 1998. Shatswell, MacLeod and Company is expected to have a representative available at the annual stockholders meeting, who will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

               CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Certain of the Corporation's and Bank's directors, executive officers, and members of their families are at present, as in the past, customers of the Bank and have transactions with the Bank in the ordinary course of business. In addition, certain of the directors are at present, as in the past, also directors, officers, or stockholders of corporations, trustees of trusts, or members of partnerships which are customers of the Bank, and which have transactions with the Bank in the ordinary course of business. Such transactions with the directors, executive officers, members of their families and with such corporations, trusts, and partnerships were on substantially the same terms, including rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than normal risk of collectibility, or present other features unfavorable to the Bank.

      During the fiscal year ended December 31, 1997 and in prior years, the Corporation and/or the Bank retained the legal services of Peter G. Collias, a director and Clerk/Secretary of the Bank and Bancorp; and the legal services of Thomas H. Tucker of McGowan, Engel, Tucker, Garrett & Schultz, who is the son-in-law of Donald T. Corrigan, a Director and Chairman of the Board. The Bank also utilized in 1997 the services of Director Thomas B. Almy of I. T. Almy Associates for architectural services. Various goods and materials were also purchased from Charlie's Oil Company, of which Director Charles Veloza is President, and from LeComte's Dairy, of which Director Francis A. Macomber is President.

                             ADDITIONAL MATTERS

      The Annual Report of the Corporation for the fiscal year ended December 31, 1997, including financial statements, is enclosed herewith.

      As of the date of this Proxy Statement, management knows of no matters that will be presented for determination at the Annual Meeting other than those referred to herein. If any other matters properly come before the Annual Meeting calling for a vote of stockholders, it is intended that the shares represented by the proxies solicited by the Board of Directors will be voted by the persons named therein in accordance with their best judgements.

                                   By Order of the Board of Directors,

                                   /s/ Peter G. Collias
                                   Peter G. Collias
Dated: February 28, 1998           Clerk/Secretary





SLADE'S FERRY BANCORP                   Proxy Solicited on Behalf of the
                                        Board of Directors
SOMERSET, MASSACHUSETTS                 Annual Stockholders Meeting
                                        April 13, 1998
---------------------------------------------------------------------------
The undersigned hereby appoints Donald T. Corrigan, Kenneth R. Rezendes, and William J. Sullivan or any one of them as my/our true and lawful attorney, with full power of substitution, for me/us and in my/our name to vote, as designated below, all the shares of common stock of Slade's Ferry Bancorp held of record by the undersigned on February 28, 1998, at the Annual Meeting of the stockholders of said company to be held at the Venus de Milo Restaurant, 75 Grand Army Highway, Swansea, Massachusetts on Monday, April 13, 1998 at 7:30 p.m. or at any adjournment thereof, with all powers I/we should possess if personally present, hereby revoking all previous proxies.

For   Against

[ ]   [ ]        (1) To elect Peter G. Collias as Clerk/Secretary for a term of one year.

[ ]   [ ]        (2) To elect James D. Carey, William Q. MacLean Jr.,
                     Francis A. Macomber, Majed Mouded, MD, and David F. Westgate as Class Three Directors for a term of three years. (Authority to vote for the election of a specifically named individual may be withheld by crossing out the name of such individual.)

(3) In their discretion, the proxies are authorized to consider and act upon such other business matters or proposals as may properly come before the meeting.

---------------------------------------------------------------------------
The shares represented by the proxy will be voted as directed by the undersigned. It is the intention of proxies to vote "FOR" the proposals set forth under Items 1 and 2 if no contrary instruction is indicated.
---------------------------------------------------------------------------

                                  ----------------------   ---------------
                                  Signature                Date

                                  ----------------------   ---------------
                                  Signature                Date
                                  In signing, please write name(s) exactly as appearing in the imprint on this proxy. If signing as Executor, or in any other representative capacity, or as an officer of a corporation, please indicate your full title as such.

Please date, sign and return this proxy in the enclosed envelope promptly.

MAILING INSTRUCTIONS - Fold the form along lines as indicated and insert in the envelope provided.